Exhibit 24.1

NUVEEN INVESTMENTS, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Nuveen Investments, Inc., hereby constitutes and appoints JOHN P. AMBOIAN and ALAN G. BERKSHIRE, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-8 with respect to the Nuveen Investments, Inc. 2005 Equity Incentive Plan pursuant to the requirements of the Securities Exchange Act of 1933, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned director of Nuveen Investments, Inc. has hereunto set his hand this 17th day of May 2005.

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
STATE OF ILLINOIS	)
)SS
COUNTY OF COOK	)

On this 17th day of May 2005, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledges the same to be his voluntary act and deed for the intent and purposes therein set forth.

(SEAL)	/s/ Virginia L. Corcoran

Notary Public

My Commission Expires: October 27, 2005

NUVEEN INVESTMENTS, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Nuveen Investments, Inc., hereby constitutes and appoints ALAN G. BERKSHIRE, (with full power to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-8 with respect to the Nuveen Investments, Inc. 2005 Equity Incentive Plan pursuant to the requirements of the Securities Exchange Act of 1933, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned director of Nuveen Investments, Inc. has hereunto set his hand this 17th day of May 2005 .

/s/ John P. Amboian
John P. Amboian

STATE OF ILLINOIS	)
)SS
COUNTY OF COOK	)

On this 17th day of May 2005, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledges the same to be his voluntary act and deed for the intent and purposes therein set forth.

(SEAL)	/s/ Virginia L. Corcoran

Notary Public

My Commission Expires: October 27, 2005

NUVEEN INVESTMENTS, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Nuveen Investments, Inc., hereby constitutes and appoints JOHN P. AMBOIAN and ALAN G. BERKSHIRE, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-8 with respect to the Nuveen Investments, Inc. 2005 Equity Incentive Plan pursuant to the requirements of the Securities Exchange Act of 1933, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned director of Nuveen Investments, Inc. has hereunto set his hand this 17th day of May 2005 .

/s/ Willard L. Boyd
Willard L. Boyd

STATE OF IOWA	)
)SS
COUNTY OF JOHNSON	)

On this 17th day of May 2005, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledges the same to be his voluntary act and deed for the intent and purposes therein set forth.

(SEAL)	/s/ Virginia L. Corcoran

Notary Public

My Commission Expires: October 27, 2005

NUVEEN INVESTMENTS, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Nuveen Investments, Inc., hereby constitutes and appoints JOHN P. AMBOIAN and ALAN G. BERKSHIRE, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-8 with respect to the Nuveen Investments, Inc. 2005 Equity Incentive Plan pursuant to the requirements of the Securities Exchange Act of 1933, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned director of Nuveen Investments, Inc. has hereunto set his hand this 17th day of May 2005 .

/s/ Samuel G. Liss
Samuel G. Liss

STATE OF ILLINOIS	)
)SS
COUNTY OF COOK	)

On this 17th day of May 2005, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledges the same to be his voluntary act and deed for the intent and purposes therein set forth.

(SEAL)	/s/ Virginia L. Corcoran

Notary Public

My Commission Expires: October 27, 2005

NUVEEN INVESTMENTS, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Nuveen Investments, Inc., hereby constitutes and appoints JOHN P. AMBOIAN and ALAN G. BERKSHIRE, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-8 with respect to the Nuveen Investments, Inc. 2005 Equity Incentive Plan pursuant to the requirements of the Securities Exchange Act of 1933, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned director of Nuveen Investments, Inc. has hereunto set his hand this 17th day of May 2005.

/s/ John L. Carl
John L. Carl

STATE OF ILLINOIS	)
)SS
COUNTY OF COOK	)

On this 17th day of May 2005, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledges the same to be his voluntary act and deed for the intent and purposes therein set forth.

(SEAL)	/s/ Virginia L. Corcoran

Notary Public

My Commission Expires: October 27, 2005

NUVEEN INVESTMENTS, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Nuveen Investments, Inc., hereby constitutes and appoints JOHN P. AMBOIAN and ALAN G. BERKSHIRE, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-8 with respect to the Nuveen Investments, Inc. 2005 Equity Incentive Plan pursuant to the requirements of the Securities Exchange Act of 1933, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned director of Nuveen Investments, Inc. has hereunto set his hand this 17th day of May 2005.

/s/ W. John Driscoll
W. John Driscoll

STATE OF MINNESOTA	)
)SS
COUNTY OF RAMSEY	)

On this 17th day of May 2005, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledges the same to be his voluntary act and deed for the intent and purposes therein set forth.

(SEAL)	/s/ Virginia L. Corcoran

Notary Public

My Commission Expires: October 27, 2005

NUVEEN INVESTMENTS, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Nuveen Investments, Inc., hereby constitutes and appoints JOHN P. AMBOIAN and ALAN G. BERKSHIRE, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-8 with respect to the Nuveen Investments, Inc. 2005 Equity Incentive Plan pursuant to the requirements of the Securities Exchange Act of 1933, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned director of Nuveen Investments, Inc. has hereunto set his hand this 17th day of May 2005.

/s/ William H. Heyman

William H. Heyman

STATE OF ILLINOIS	)
	)	SS
COUNTY OF COOK	)

On this 17th day of May 2005, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledges the same to be his voluntary act and deed for the intent and purposes therein set forth.

(SEAL)	/s/ Virginia L. Corcoran

Notary Public

My Commission Expires: October 27, 2005

NUVEEN INVESTMENTS, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Nuveen Investments, Inc., hereby constitutes and appoints JOHN P. AMBOIAN and ALAN G. BERKSHIRE, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-8 with respect to the Nuveen Investments, Inc. 2005 Equity Incentive Plan pursuant to the requirements of the Securities Exchange Act of 1933, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned director of Nuveen Investments, Inc. has hereunto set his hand this 17th day of May 2005.

/s/ Duane R. Kullberg

Duane R. Kullberg

STATE OF ARIZONA	)
	)	SS
COUNTY OF MARICOPA	)

On this 17th day of May 2005, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledges the same to be his voluntary act and deed for the intent and purposes therein set forth.

(SEAL)	/s/ Virginia L. Corcoran

Notary Public

My Commission Expires: October 27, 2005

NUVEEN INVESTMENTS, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Nuveen Investments, Inc., hereby constitutes and appoints JOHN P. AMBOIAN and ALAN G. BERKSHIRE, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-8 with respect to the Nuveen Investments, Inc. 2005 Equity Incentive Plan pursuant to the requirements of the Securities Exchange Act of 1933, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned director of Nuveen Investments, Inc. has hereunto set his hand this 17th day of May 2005.

/s/ Jay S. Benet

Jay S. Benet

STATE OF ILLINOIS	)
	)	SS
COUNTY OF COOK	)

On this 17th day of May 2005, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledges the same to be his voluntary act and deed for the intent and purposes therein set forth.

(SEAL)	/s/ Virginia L. Corcoran

Notary Public

My Commission Expires: October 27, 2005

NUVEEN INVESTMENTS, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Nuveen Investments, Inc., hereby constitutes and appoints JOHN P. AMBOIAN and ALAN G. BERKSHIRE, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-8 with respect to the Nuveen Investments, Inc. 2005 Equity Incentive Plan pursuant to the requirements of the Securities Exchange Act of 1933, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned director of Nuveen Investments, Inc. has hereunto set his hand this 17th day of May 2005.

/s/ Roderick A. Palmore

Roderick A. Palmore

STATE OF ILLINOIS	)
	)	SS
COUNTY OF COOK	)

On this 17th day of May 2005, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledges the same to be his voluntary act and deed for the intent and purposes therein set forth.

(SEAL)	/s/ Virginia L. Corcoran

Notary Public

My Commission Expires: October 27, 2005